                                                                     EXHIBIT 24

                           DIRECTORS AND OFFICERS OF
                                   FNB CORP.

                      REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

   The undersigned directors and officer of FNB Corp. (the "Corporation") hereby constitute and appoint Michael C. Miller, Jerry A. Little and Melanie S. Tuttle, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 with respect to the shares of Common Stock, par value $2.50 per share, of the Corporation to be delivered upon the acquisition of Rowan Bancorp, Inc., and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, all in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

   EXECUTED as of the 15th day of April, 2002.

  /s/  Michael C. Miller          /s/  Jerry A. Little
-----------------------------   -----------------------------
Michael C. Miller               Jerry A. Little
Chairman, President and
  Director                      Treasurer and Secretary
(Chief Executive Officer)       (Chief Financial and
                                Accounting Officer)

  /s/  James M. Campbell, Jr.     /s/  R. Larry Campbell
-----------------------------   -----------------------------
James M. Campbell, Jr.          R. Larry Campbell
Director                        Director

  /s/  Darrell L. Frye            /s/  Wilbert L. Hancock
-----------------------------   -----------------------------
Darrell L. Frye                 Wilbert L. Hancock
Director                        Director

  /s/  Thomas A. Jordan           /s/  Cooper M. McLaurin
-----------------------------   -----------------------------
Thomas A. Jordan                Cooper M. McLaurin
Director                        Director

  /s/  R. Reynolds Neely, Jr.     /s/  Richard K. Pugh
-----------------------------   -----------------------------
R. Reynolds Neely, Jr.          Richard K. Pugh
Director                        Director

  /s/  J.M. Ramsay III            /s/  Charles W. Stout, M.D.
-----------------------------   -----------------------------
J. M. Ramsay III                Charles W. Stout, M.D.
Director                        Director